UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 16, 2005

Edgen Corporation

(Exact name of Registrant as specified in its charter)

Nevada	333-124543	13-3908690
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18444 Highland Road, Baton Rouge, LA	70809
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (225) 756-9868

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

This Amendment No. 1 (the “Amendment”) amends the Current Report on Form 8-K of Edgen Corporation (the “Company”) filed with the Securities Exchange Commission (the “Commission) on December 21, 2005 (the “Initial 8-K”) relating to the Company’s acquisition of all of the issued and outstanding equity interests of Murray International Metals, Inc. by a wholly owned subsidiary of the Company. In the Initial 8-K, the Company indicated that it would file the historical and pro forma financial information required under Item 9.01 with respect to such acquisition no later than 71 days after the date that the Initial 8-K was required to be filed. This Form 8-K/A amends the Initial 8-K to include the financial information required by Items 9.01(a) and (b) of Form 8-K. The information previously reported under Item 2.01 of the Initial 8-K is hereby incorporated by reference into this Form 8-K/A.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial statements of business acquired.

The financial statements of Murray International Metals, Inc. required by Item 9.01(a) are filed as Exhibit 99.1 to this Amendment and are incorporated herein by reference.

(b)	Pro forma financial information.

The pro forma financial information required by Item 9.01(b) is filed as Exhibit 99.2 to this Amendment and is incorporated herein by reference.

(d)	Exhibits.

No.	Exhibit
99.1	Financial statements of Murray International Metals, Inc.

99.2	Pro forma financial information

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDGEN CORPORATION

Dated: February 10, 2006	By:	/s/ David L. Laxton
David L. Laxton, III
Chief Financial Officer

EXHIBIT INDEX

No.	Exhibit
99.1	Financial statements of Murray International Metals, Inc.

99.2	Pro forma financial information